Exhibit 10.2

CONTEXTLOGIC INC.

2010 STOCK PLAN

ADOPTED ON JULY 7, 2010

AMENDED AND RESTATED ON JANUARY 29, 2015

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(e) Form and Time of Settlement of Restricted Stock Units		6
(f) Modification, Extension and Assumption of Restricted Stock Units		6
(g) Forfeiture		6
(h) Death of Recipient		6
(i) Creditors’ Rights		7

SECTION 9.	Adjustment Of Shares	7
(a) General		7
(b) Mergers and Consolidations		7
(c) Reservation of Rights		8

SECTION 10.	Miscellaneous	9
(a) Securities Law Requirements		9
(b) No Retention Rights		9
(c) Transferability of Awards		9
(d) Conditions and Restrictions on Shares		9
(e) Tax Matters		9

SECTION 11.	Duration and Amendments	10
(a) Term of the Plan		10
(b) Right to Amend or Terminate the Plan		10
(c) Effect of Amendment or Termination		11

SECTION 12.	Definitions	11

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CONTEXTLOGIC INC. 2010 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by acquiring Shares of the Company’s Stock. The Plan provides for the direct award or sale of Shares, the grant of Options to purchase Shares and the grant of Restricted Stock Units. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 13.

SECTION 2. ADMINISTRATION.

(a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Participants deriving their rights from a Participant.

SECTION 3. ELIGIBILITY.

(a) General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options, Restricted Stock Units or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b) Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Not more than [_________]1 Shares may be issued under the Plan (subject to Subsection (b) below and Section 9(a)). Up to 12,935,769 of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b) Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Award expires or is canceled, the Shares allocable to the unexercised or unvested portion of such Award, as applicable, shall be added to the number of Shares then available for issuance under the Plan.

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES OF SHARES.

(a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option or settlement of Restricted Stock Units) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights. Any right to purchase Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c) Purchase Price. The Board of Directors shall determine the Purchase Price of Shares to be offered under the Plan at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

[1]	Please refer to Exhibit A for a schedule of the initial share reserve and any subsequent increases in the reserve.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and in the case of an ISO a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

(d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement. The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion. All of an Optionee’s Options shall become exercisable in full if Section 9(b)(iv) applies.

(e) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(f) Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (e) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g) Leaves of Absence. For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(h) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (e) above; or

(ii) The date 12 months after the Optionee’s death, or such later date as the Board of Directors may determine.

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.

(i) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

SECTION 7. PAYMENT FOR SHARES.

(a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

(b) Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the Award.

(c) Promissory Note. At the discretion of the Board of Directors, all or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(d) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e) Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(f) Other Forms of Payment. To the extent that a Stock Purchase Agreement or Stock Option Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.

SECTION 8. TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a) Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Restricted Stock Units granted under the Plan shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Restricted Stock Unit Agreement. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

(b) Payment for Restricted Stock Units. No cash consideration shall be required of the recipient in connection with the grant of Restricted Stock Units.

(c) Vesting Conditions. Restricted Stock Units may or may not be subject to vesting, as determined in the discretion of the Board of Directors. Vesting may occur, in full or in installments, upon the satisfaction of the vesting conditions specified in the Restricted Stock Unit Agreement, which may include continued Service with the Company or a Parent or Subsidiary, achievement of performance goals and/or such other criteria as the Board of Directors may determine. A Restricted Stock Unit Agreement may provide for accelerated vesting upon specified events.

(d) Voting and Dividend Rights. The recipient of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Unit granted under the Plan may, at the discretion of the Board of Directors, carry with it a right to dividend equivalents. Such right entitles the recipient to be credited with an amount equal to all cash dividends paid on one Share for each Restricted Stock Unit held by the recipient at the time the cash dividend is paid. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

(e) Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of cash and Shares, as determined by the Board of Directors. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original award, based on predetermined performance factors. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until Restricted Stock Units are settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 9.

(f) Modification, Extension and Assumption of Restricted Stock Units. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Restricted Stock Units. The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, impair the Participant’s rights or increase the Participant’s obligations under such Restricted Stock Unit.

(g) Forfeiture. Unless a Restricted Stock Unit Agreement provides otherwise, upon termination of the Participant’s Service or upon such other time specified in the Restricted Stock Unit Agreement, any unvested Restricted Stock Units shall be forfeited to the Company. For this purpose, Service shall be deemed to continue while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(h) Death of Recipient. Any Restricted Stock Units that become distributable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company, and may thereafter change such designation by filing the prescribed form with the Company at any time. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Restricted Stock Units that become payable after the Participant’s death shall be distributed to his or her estate.

(i) Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

SECTION 9. ADJUSTMENT OF SHARES.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or Restricted Stock Unit and (iii) the Exercise Price under each outstanding Option. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or Restricted Stock Unit or (iii) the Exercise Price under each outstanding Option; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.

(b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, all Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the agreement of merger or consolidation, which need not treat all Awards in an identical manner. The agreement of merger or consolidation shall provide for one or more of the following with respect to each Award:

(i) The continuation of the outstanding Award by the Company (if the Company is the surviving corporation).

(ii) The assumption of the outstanding Award by the surviving corporation or its parent, provided that the assumption of an Option shall be in a manner that complies with Section 424(a) of the Code (whether or not the Option is an ISO).

(iii) The substitution by the surviving corporation or its parent of an equivalent award for the outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Shares in the transaction), provided that the substitution of an Option shall be in a manner that complies with Section 424(a) of the Code (whether or not the Option is an ISO).

(iv) Full exercisability of the Option and full vesting of the Shares subject to the Option, followed by the cancellation of the Option. The full exercisability of the Option and full vesting of the Shares subject to the Option may be contingent on the closing of such merger or consolidation. The Optionee shall be able to exercise the Option during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (A) a shorter period is required to permit a timely closing of such merger or consolidation and (B) such shorter period still offers the Optionee a reasonable opportunity to exercise the Option. Any exercise of the Option during such period may be contingent on the closing of such merger or consolidation.

(v) The cancellation of the outstanding Award and a payment to the Participant with respect to each Share subject to the Award (including both vested and unvested Shares) as of the merger or consolidation equal to the excess of (A) the Fair Market Value of a Share as of the closing date of such merger or consolidation over (if applicable) (B) the per-Share Exercise Price of the Award (such excess, if any, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the Spread. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become vested. Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have vested. If the Spread applicable to an Award is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. For purposes of this Paragraph (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security. In the event that a Restricted Stock Unit is subject to Section 409A of the Code, the payment described in this Section 9(b)(v) shall be made on the settlement date specified in the applicable Restricted Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation 1.409A-3(j)(4).

Any action taken under this Section 9(b) must either preserve an Award’s status as exempt from Section 409A of the Code or comply with Section 409A of the Code.

(c) Reservation of Rights. Except as provided in this Section 9, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the Exercise Price of Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes to its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. MISCELLANEOUS.

(a) Securities Law Requirements. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

(b) No Retention Rights. Nothing in the Plan or in any right or Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Transferability of Awards. Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution, except as provided in the next sentence. If the applicable Award Agreement so provides, an Award (other than an ISO) shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(d) Conditions and Restrictions on Shares. Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Board of Directors may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(e) Tax Matters.

(i) As a condition to the award, grant, issuance, vesting, purchase, exercise or transfer of any Award, or Shares issued pursuant to any Award, granted under this Plan, the Participant shall make such arrangements as the Board of Directors may require or permit for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such event.

(ii) Unless otherwise expressly set forth in an Award Agreement, it is intended that awards granted under the Plan shall be exempt from Section 409A of the Code, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent. To the extent an award is not exempt from Section 409A of the Code (any such award, a “409A Award”), any ambiguity in the terms of such award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Section 409A of the Code be given effect if such modification would cause the Award to become subject to Section 409A of the Code unless the parties explicitly acknowledge and consent to the modification as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board of Directors from time to time in order for it to comply with the requirements of Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In addition, if a transaction subject to Section 9(b) constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

(iii) Neither the Company nor any member of the Board of Directors shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

SECTION 11. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to

Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 9) or (ii) materially changes the class of persons who are eligible for the grant of ISOs. Stockholder approval shall not be required for any other amendment of the Plan. If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option or settlement of a Restricted Stock Unit granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.

SECTION 12. DEFINITIONS.

(a) “Award” shall mean any award granted under the Plan, including an Option, Restricted Stock Unit or other right to acquire Shares under the Plan.

(b) “Award Agreement” means a Stock Option Agreement, Stock Purchase Agreement or Restricted Stock Unit Agreement.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(f) “Company” shall mean ContextLogic Inc., a Delaware corporation.

(g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(k) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in accordance with applicable law. Such determination shall be conclusive and binding on all persons.

(l) “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Participant’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Participant control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Participant own more than 50% of the voting interests.

(m) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n) “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p) “Optionee” shall mean a person who holds an Option.

(q) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(s) “Participant” shall mean an individual who holds an Award granted under the Plan.

(t) “Plan” shall mean this ContextLogic Inc. 2010 Stock Plan, as amended from time to time.

(u) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(v) “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option or settlement of a Restricted Stock Unit).

(w) “Restricted Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(x) “Restricted Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Restricted Stock Unit that includes the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

(y) “Service” shall mean service as an Employee, Outside Director or Consultant.

(z) “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(aa) “Stock” shall mean the Common Stock of the Company.

(bb) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(cc) “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(dd) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

CONTEXTLOGIC INC.

AMENDED AND RESTATED 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

You (“Participant”) have been granted Restricted Stock Units (“RSUs”) representing shares of Common Stock of ContextLogic Inc. (the “Company”) on the following terms:

Name:	«Name»

Total Number of Stock Units Granted:	«Share Number»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestComDate»

Expiration Date:	«Expiration Date»

Vesting:

You will receive a benefit with respect to a RSU only if it vests. In order for an RSU to vest, two vesting requirements must be satisfied on or before the Expiration Date specified above: (i) the Time-Based Requirement and (ii) the Liquidity Event Requirement. If both the Time- Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date, the vesting date (“Vesting Date”) of a RSU will be the first date upon which both of those requirements are satisfied with respect to that particular RSU.

Time-Based Requirement:

The Time-Based Requirement will be satisfied in installments as to [__]% of the RSUs subject to this award when you complete [__] months of continuous Service and as to [__]% for each month of continuous Service thereafter, measured from the Vesting Commencement Date set forth above, subject to Section 2 of the Restricted Stock Unit Agreement.

Liquidity Event Requirement:

The Liquidity Event Requirement will be satisfied (as to any then-outstanding RSUs that have not theretofore been terminated pursuant to Section 2 of the Restricted Stock Unit Agreement) on the earlier to occur of (i) an IPO, or (ii) a Sale Event (each, a “Liquidity Event”).

Settlement:

Settlement of RSUs refers to the issuance of Shares (or, if applicable, cash) once the award is vested. If a RSU vests as a result of satisfaction of both applicable vesting requirements as described above, the Company will deliver one Share for that RSU at the time of settlement, unless at the time of settlement the Board of Directors, in its sole discretion, determines that settlement shall, in whole or in part, be in the form of cash, based on the then Fair Market Value of a Share. Settlement shall occur on or following the Vesting Date, but not later than two and one-half (2 1⁄2) months following the end of the year in which the Vesting Date applicable to a RSU occurs (the last day of such two and one-half month period is referred to as the “Short Term Deferral End Date”). Notwithstanding the above, settlement of RSUs that become vested RSUs upon (i) a Sale Event will be made in Shares, unless otherwise specified in the definitive agreement for such Sale Event, or (ii) an IPO shall occur on the earlier of (a) the 185th day following the IPO Date or (b) the Short Term Deferral End Date.

By signing below, you and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Company’s Amended and Restated 2010 Stock Plan (the “Plan”) and the Restricted Stock Unit Agreement, both of which are attached to and made a part of this document. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. You hereby acknowledge that the vesting of the RSUs pursuant to this Notice of Restricted Stock Unit Award is conditioned on the satisfaction of the Time-Based Requirement and the Liquidity Event Requirement on or before the Expiration Date. You shall have no right with respect to the RSUs to the extent a Liquidity Event does not occur on or before the Expiration Date (regardless of the extent to which the Time-Based Requirement is satisfied).

You further agree to accept by email all documents relating to the Company, the Plan or these RSUs and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by email. You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents.

PARTICIPANT:	CONTEXTLOGIC INC.

By:

Address for Mailing Stock Certificate:	Title:

CONTEXTLOGIC INC.

AMENDED AND RESTATED 2010 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

(a) Grant. On the terms and conditions set forth in the Notice of Restricted Stock Unit Award and this Agreement, the Company grants to you on the Date of Grant the number of RSUs set forth in the Notice of Restricted Stock Unit Award. Each RSU represents the right to receive one share of the Company’s Common Stock on the terms and conditions set forth in this Agreement.

(b) Consideration. No payment is required for the RSUs that have been granted to you.

(c) Nature of RSUs; No Rights As a Stockholder. The RSUs are mere bookkeeping entries and represent only the Company’s unfunded and unsecured promise to issue Shares on a future date under specified conditions. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company. The RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until the RSUs vest and are settled pursuant to Section 4.

(d) Stock Plan and Defined Terms. The RSUs are granted pursuant to the Plan, a copy of which you acknowledge having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 10 of this Agreement.

SECTION 2. VESTING.

(a) Generally. The RSUs vest in accordance with the vesting schedule set forth in the Notice of Restricted Stock Unit Award. You will receive a benefit with respect to a RSU only if both the Time-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date. The RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date.

(b) Termination of Service. If your Service terminates for any reason, all RSUs as to which the Time-Based Requirement has not been satisfied as of your termination date shall automatically terminate and be cancelled. You will not satisfy the Time-Based Requirement for any additional RSUs after your Service has terminated, regardless of the reason for such termination. Upon such termination of Service, any RSUs as to which the Time-Based Requirement has been satisfied will (if the Liquidity Event Requirement has not yet been satisfied) remain outstanding until the first to occur of: (A) the satisfaction of the Liquidity Event Requirement, (B) the Expiration Date or (C) the third anniversary of your Service termination date. In case of any dispute as to whether your Service has terminated, the Board of Directors shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(c) Expiration of RSUs. If the Liquidity Event Requirement is not satisfied on or before the Expiration Date, all RSUs (regardless of whether or not, or to the extent which, the Time-Based Requirement had been satisfied as to such RSUs) shall automatically terminate upon such date. Upon a termination of one or more RSUs pursuant to this Section 2, you will have no further right with respect to such RSUs or the Shares previously allocated thereto.

(d) Part-Time Employment and Leaves of Absence. If you commence working on a part-time basis, then the Company may adjust the Time-Based Requirement set forth in the Notice of Restricted Stock Unit Award. If you go on a leave of absence, then the Company may adjust the Time-Based Requirement set forth in the Notice of Restricted Stock Unit Award in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while you are on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless you immediately return to active work.

SECTION 3. RESTRICTIONS APPLICABLE TO RSUS.

(a) Restrictions on Transfer. Except as otherwise provided in this Agreement, the RSUs and the rights and privileges conferred hereby shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by you prior to the settlement of the RSUs. However, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Shares to which you were entitled at the time of your death pursuant to this Agreement by delivering a written beneficiary designation to the Company’s headquarters on the prescribed form. If you deliver no such beneficiary designation or if your designated beneficiaries do not survive you, your estate will receive payments in respect of any vested RSUs.

(b) Forfeiture of RSUs. In connection with the RSUs, the Company may be required to provide you with certain highly confidential information about the Company, including information regarding its financial condition and business prospects. Unauthorized disclosure of such information is prohibited under your existing Proprietary Information and Inventions Agreement with the Company and under Company policy, and you may be required to sign an additional nondisclosure agreement prior to receiving this type of information. In addition, unauthorized disclosure of the Company’s confidential information could result in the immediate forfeiture of the RSUs, including vested RSUs as well as termination of your Service with the Company.

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SECTION 4. SETTLEMENT OF RSUS.

(a) Settlement Date. Upon a Vesting Date with respect to a particular RSU, the Company will deliver one Share for that RSU, unless at the time of settlement the Board of Directors, in its sole discretion, determines that settlement shall, in whole or in part, be in the form of cash, based on the then-Fair Market Value of a Share. Settlement shall occur on or following the Vesting Date, but not later than Short-Term Deferral End Date (as defined in the Notice of Restricted Stock Unit Grant). Notwithstanding the above, for RSUs that become vested upon a Sale Event, settlement will be made in Shares, unless otherwise specified in the definitive agreement for such Sale Event, and for RSUs that become vested upon an IPO, settlement shall occur on the earlier of (i) the 185th day following the IPO Date or (ii) the Short-Term Deferral End Date.

(b) Form of Delivery. The form of any delivery of Shares (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(c) Legality of Issuance. No Shares shall be issued to you upon settlement of the RSUs unless and until the Company has determined that (i) you and the Company have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or other securities market on which stock is listed has been satisfied; and (iii) any other applicable provision of federal, State or foreign law has been satisfied. The Company shall have no liability to issue Shares in respect of the RSUs unless it is able to do so in compliance with applicable law.

SECTION 5. TAXES.

(a) Withholding Taxes. Upon the Vesting Date and/or settlement date for the RSUs, the Fair Market Value of the Shares is treated as income subject to withholding by the Company and/or the Parent or Subsidiary employing you (your “Employer”) for the payment of all applicable federal, State, local and foreign income and employment withholding taxes which arise in connection with the vesting or settlement of the RSUs (the “Withholding Taxes”). No consideration will be paid to you in respect of this award unless you have made arrangements satisfactory to your Employer to satisfy the Withholding Taxes. To the extent that you fail to make such arrangements with respect to certain RSUs, then you will permanently forfeit such RSUs. At the discretion of the Company, these arrangements may include (i) withholding from other compensation or amounts that are owed to you by your Employer, (ii) payment in cash, (iii) if the Stock is publicly traded, payment from the proceeds of the sale of shares through a Company-approved broker, (iv) withholding a number of Shares that otherwise would be issued to you when the RSUs are settled with a Fair Market Value equal to the minimum statutory amount required to be withheld, or (v) any other method permitted by the Company. However, if you are a Company officer subject to Section 16 of the Exchange Act, then the Withholding Taxes will be satisfied pursuant to clause (iv) of the preceding sentence, unless otherwise determined in advance by the Board of Directors. If the Withholding Taxes are satisfied pursuant to clause (iv), you will be deemed to have been issued the full number of Shares subject to the RSUs and the Fair Market Value of the withheld Shares, determined as of the date when taxes otherwise would have been

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withheld in cash, will be applied to the Withholding Taxes and such amount will be remitted to appropriate tax authorities by the Company or your Employer. The Company will not withhold fractional shares pursuant to clause (iv), so if the Withholding Taxes are satisfied pursuant to clause (iv), you hereby authorize the Company or your Employer to withhold the amount of any remaining Withholding Taxes from your wages or other cash compensation.

(b) Section 409A. The settlement of the RSUs is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exemption. To the extent that any provision of this Agreement is ambiguous as to its exemption from Code Section 409A, the provision shall be read in such a manner so that all payments hereunder are exempt from Code Section 409A. Notwithstanding the foregoing, if this award of RSUs is interpreted as not being exempt from Code Section 409A, it shall be interpreted to comply with the requirement of Code Section 409A so that this award is not subject to additional tax or interest under Code Section 409A. In this regard, if this award is payable upon your “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i) (a “Separation”) and you are a “specified employee” of the Company or any affiliate thereof within the meaning of Code Section 409A(a)(2)(B)(i) on the day of your Separation, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after your Separation, or (ii) your death, but only to the extent such delay is necessary so that this award is not subject to additional tax or interest under Code Section 409A.

(c) Acknowledgements. You acknowledge that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received hereunder, and you should consult a tax advisor regarding your tax obligations prior to such event. You acknowledge that the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or acquisition or sale of Shares subject to this award. You are hereby advised to consult with your own personal tax, legal, and financial advisors regarding your participation in the Plan. You further acknowledge that the Company (i) makes no representations or undertakings regarding the tax treatment of the award of RSUs, including, but not limited to the grant, vesting, or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such RSUs, and the receipt of any dividends; and (ii) does not commit to and is under no obligation to structure the terms of the grant of the RSUs to reduce or eliminate your tax liability or achieve any particular tax result. You agree that the Company does not have a duty to design or administer the RSUs, the Plan or its other compensation programs in a manner that minimizes your tax liability. You shall not make any claim against the Company or its Board of Directors, officers, or employees related to tax matters arising from this award or your other compensation.

SECTION 6. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you

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must give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by you and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Section 6(b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which you are bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Section 6(a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 6 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 6.

(d) Termination of Right of First Refusal. Any other provision of this Section 6 notwithstanding, in the event that the Stock is readily tradable on an established securities market when you desire to transfer Shares, the Company shall have no Right of First Refusal, and you shall have no obligation to comply with the procedures prescribed by Sections 6(a) and 6(b) above.

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(e) Permitted Transfers. This Section 6 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the your Immediate Family or to a trust established by you for the benefit of you and/or one or more members of your Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If you transfer any Shares acquired under this Agreement, either under this Section 6(e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to you.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 6, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 6.

SECTION 7. RESTRICTIONS APPLICABLE TO SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company, at its discretion, may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law. You (or the beneficiary or your personal representative in the event of your death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may

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be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 7(b). This Section 7(b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. You represent and agree that the Shares to be acquired upon settlement of the RSUs will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, you shall represent and agree at the time of issuance that the Shares being acquired upon settlement of the RSUs are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any Transferee to whom the Shares have been transferred in contravention of this Agreement.

(f) Legends. All certificates evidencing the Shares issued under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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All certificates evidencing Shares issued under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

If required by the authorities of any State in connection with the issuance of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

(g) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares issued under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on you and all other persons.

SECTION 8. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 9(a) of the Plan, the terms of the RSUs (including, without limitation, the number and kind of shares subject to these RSUs) shall be subject to Section 9(a) of the Plan. In the event that the Company is party to certain corporate transactions, the RSUs shall be subject to Section 9(b) of the Plan, provided that any action taken must either preserve the exemption of the RSUs from Code Section 409A or comply with Code Section 409A. Any additional RSUs and any new, substituted or additional shares, cash or other property that become subject to this award as a result of any such transaction shall be subject to the same conditions and restrictions as applicable to the RSUs to which they relate.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon you and your legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

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(b) No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon you the right to remain in Service in any capacity or for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining you) or you, which rights are hereby expressly reserved by each, to terminate your Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with a reputable overnight courier, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to you at the address that you most recently provided to the Company in accordance with this Section 9(c).

(d) Effect on Other Employee Benefit Plans. The value of the RSUs and the Shares issuable thereunder shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or a Parent or Subsidiary, except as such plans otherwise expressly provide.

(e) Entire Agreement. The Notice of Restricted Stock Unit Award, this Agreement and the Plan constitute the entire understanding between you and the Company regarding the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 10. DEFINITIONS.

(a) “Agreement” shall mean this Restricted Stock Unit Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e) “Company” shall mean ContextLogic Inc., a Delaware corporation.

(f) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

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(g) “Date of Grant” shall mean the date specified in the Notice of Restricted Stock Unit Award.

(h) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Expiration Date” shall mean the expiration date of the RSUs as set forth in the Notice of Restricted Stock Unit Award.

(k) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “IPO” shall mean the first firm commitment underwritten public offering pursuant to an effective registration statement on an established national or foreign securities exchange covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held, and “IPO Date” shall mean the date on which the IPO occurs.

(n) “Liquidity Event Requirement” shall mean the requirement that the Company complete an IPO or Sale Event.

(o) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(p) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(q) “Plan” shall mean the ContextLogic Inc. 2010 Stock Plan, as amended from time to time.

(r) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 6.

(s) “RSUs” shall mean the Restricted Stock Units granted to you by the Company as set forth in the Notice of Restricted Stock Unit Award.

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(t) “Sale Event” means the consummation of the following transactions in which holders of Shares receive cash or marketable securities tradable on an established national or foreign securities exchange: (i) a sale of all or substantially all of the assets of the Company determined on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization, or consolidation involving the Company in which the shares of voting stock of the Company outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction which represent less than 50% of the outstanding voting power of such surviving or resulting entity; or (iii) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or series of related transactions by a person or group of persons. For the avoidance of doubt, an initial public offering, any subsequent public offering, another capital raising event, and a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.” In addition, a transaction shall not constitute a Sale Event unless such transaction also qualifies as an event under Treasury Regulation Section 1.409A-3(i)(5)(v) (change in the ownership of a corporation), Treasury Regulation Section 1.409A-3(i)(5)(vi) (change in the effective control of a corporation), or Treasury Regulation Section 1.409A-3(i)(5)(vii) (change in the ownership of a substantial portion of a corporation’s assets).

(u) “Securities Act” shall mean the Securities Act of 1933, as amended.

(v) “Service” shall mean service as an Employee, Consultant or Outside Director.

(w) “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 of the Plan (if applicable).

(x) “Stock” shall mean the Common Stock of the Company.

(y) “Subsidiary” shall mean any corporation entity (other than the Company) in an unbroken chain or corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(z) “Time-Based Requirement” shall mean the requirement to provide Service over the period of time set forth in the Notice of Restricted Stock Unit Award.

(aa) “Transferee” shall mean any person to whom you have directly or indirectly transferred any Shares acquired under this Agreement.

(bb) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 6.

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(cc) “Vesting Date” shall mean the first date on or before the Expiration Date upon which both the Time-Based Requirement and the Liquidity Event Requirement are satisfied.

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CONTEXTLOGIC, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INSTALLMENT EXERCISE)

The Optionee has been granted the following option to purchase shares of the Common Stock of ContextLogic, Inc.:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO»	Incentive Stock Option (ISO)

	«NSO»	Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:

The Right of Repurchase shall lapse with respect to the first «Percent»% of the Shares subject to this option when the Optionee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth above. The Right of Repurchase shall lapse with respect to an additional «Fraction»% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:	«VCD»

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2010 Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 13 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	CONTEXTLOGIC, INC.

By:
Peter Szulczewski, Chief Executive Officer

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

CONTEXTLOGIC, INC. 2010 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. In addition, this option shall become exercisable in full if Section 8(b)(iv) of the Plan applies.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

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SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work

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policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

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(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d) Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such

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Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing

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transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

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(d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b) Electronic Delivery of Documents. The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email.

SECTION 14. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e) “Company” shall mean ContextLogic, Inc., a Delaware corporation.

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(f) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g) “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(p) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s) “Plan” shall mean the ContextLogic, Inc. 2010 Stock Plan, as in effect on the Date of Grant.

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(t) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(v) “Securities Act” shall mean the Securities Act of 1933, as amended.

(w) “Service” shall mean service as an Employee, Outside Director or Consultant.

(x) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(y) “Stock” shall mean the Common Stock of the Company.

(z) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(bb) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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